Loss before income tax	6 Months Ended
Dec. 31, 2022
Disclosure Of Loss Before Income Tax [Abstract]
Loss before income tax	Loss before income tax

		Three Months Ended December 31,		Six Months Ended December 31,
(in U.S. dollars, in thousands)	Note	2022	2021	2022	2021
Revenue
Commercialization revenue		1,980	2,382	3,422	4,804
Milestone revenue		—	—	—	1,172
Interest revenue		154	1	214	1
Total Revenue		2,134	2,383	3,636	5,977

Clinical trial and research & development		(2,034)	(3,648)	(4,067)	(6,231)
Manufacturing production & development		(7,716)	(6,571)	(11,717)	(14,489)

Employee benefits
Salaries and employee benefits		(5,138)	(5,218)	(9,842)	(10,670)
Defined contribution superannuation expenses		(102)	(119)	(186)	(215)
Equity settled share-based payment transactions(1)		(1,407)	(1,480)	(1,757)	(2,556)
Total Employee benefits		(6,647)	(6,817)	(11,785)	(13,441)

Depreciation and amortization of non-current assets
Plant and equipment depreciation		(269)	(279)	(565)	(569)
Right of use asset depreciation		(444)	(430)	(875)	(840)
Intellectual property amortization		(374)	(393)	(750)	(786)
Total Depreciation and amortization of non-current assets		(1,087)	(1,102)	(2,190)	(2,195)

Other Management & administration expenses
Overheads & administration		(2,436)	(2,970)	(4,976)	(5,068)
Consultancy		(638)	(1,004)	(1,967)	(1,777)
Legal, patent and other professional fees		(610)	(1,688)	(1,411)	(2,721)
Intellectual property expenses (excluding the amount amortized above)		(795)	(802)	(1,358)	(1,423)
Total Other Management & administration expenses		(4,479)	(6,464)	(9,712)	(10,989)

Fair value remeasurement of contingent consideration
Remeasurement of contingent consideration	5(e)(iii)	1,520	(351)	5,989	(71)
Total Fair value remeasurement of contingent consideration		1,520	(351)	5,989	(71)

Fair value remeasurement of warrant liability
Remeasurement of warrant liability	5(e)(vi)	(311)	2,152	(712)	2,152
Total Fair value remeasurement of warrant liability		(311)	2,152	(712)	2,152

Other operating income and expenses

Foreign exchange gains/(losses)	251	(227)	(253)	(346)
Foreign withholding tax paid	—	—	—	(59)
Total Other operating income and expenses	251	(227)	(253)	(405)

Finance (costs)/gains
Remeasurement of borrowing arrangements	(1,284)	(1,317)	(1,230)	(837)
Interest expense	(4,904)	(4,063)	(9,455)	(8,203)
Total Finance costs	(6,188)	(5,380)	(10,685)	(9,040)

Total loss before income tax	(24,557)	(26,025)	(41,496)	(48,732)
(1)Share-based payment transactions
For the three and six months ended December 31, 2022 and 2021, the share-based payment transactions have been reflected in the Consolidated Income Statement functional expense categories as follows:

	Three Months Ended December 31,		Six Months Ended December 31,
(in U.S. dollars)	2022	2021	2022	2021
Research and development	759,154	744,376	797,058	1,644,217
Manufacturing and commercialization	68,573	87,608	(183,720)	210,757
Management and administration	579,512	647,949	1,143,560	700,671
Equity settled share-based payment transactions	1,407,239	1,479,933	1,756,898	2,555,645
Revenue recognition
Grünenthal arrangement
In September 2019, the Group entered into a strategic partnership with Grünenthal for the development and commercialization in Europe and Latin America of the Group’s allogeneic mesenchymal precursor cell (“MPC”) product, MPC-06-ID, receiving exclusive rights to the Phase 3 allogeneic product candidate for the treatment of low back pain due to degenerative disc disease.
The Group received a non-refundable upfront payment of $15.0 million in October 2019, on signing of the contract with Grünenthal. The Group received a milestone payment in December 2019 of $2.5 million in relation to meeting a milestone event as part of the strategic partnership with Grünenthal.
In June 2022, the Group announced its intention to leverage the results from a planned US trial to support potential product approvals in both the US and EU by including 20% EU patients in order to provide regulatory harmonization, cost efficiencies and streamlined timelines, without initiating an EU trial. As a result, the strategic partnership with Grünenthal has been amended, and milestone payments relating to R&D and CMC services and other development services which were linked to the Europe trial have been removed, instead the Group is eligible to receive payments up to US$112.5 million prior to product launch in the EU, inclusive of US$17.5 million already received, if certain clinical and regulatory milestones are satisfied and reimbursement targets are achieved. Cumulative milestone payments could reach US$1 billion depending on the final outcome of Phase 3 studies and patient adoption. The Group will also receive tiered double-digit royalties on product sales as per the original agreement.
The $2.5 million milestone payment received in December 2019 from Grünenthal was considered deferred consideration as of December 31, 2022. The performance obligation for the $2.5 million was previously satisfied under the original agreement, however under the amended agreement with Grünenthal it is subject to repayment to Grünenthal. Revenue will be recognized when the clinical trial has recruited the required amount of European patients, as the $2.5 million will no longer be subject to repayment to Grünenthal. For the six months ended December 31, 2022 and 2021, respectively, no milestone revenue was recognized in relation to this strategic partnership with Grünenthal.
Tasly arrangement
In July 2018, the Group entered into a strategic alliance with Tasly Pharmaceutical Group (“Tasly”) for the development, manufacture and commercialization in China of the Group’s allogeneic mesenchymal precursor cell (“MPC”) products, MPC-150-IM and MPC-25-IC. Tasly received all exclusive rights for MPC-150-IM and MPC-25-IC in China and Tasly will fund all development, manufacturing and commercialization activities in China.
The Group received a $20.0 million up-front technology access fee from Tasly upon closing of this strategic alliance in October 2018. The Group recognized $10.0 million from this $20.0 million up-front technology access fee at closing in October 2018 and the remaining $10.0 million was recognized in revenue in February 2020. The Group is also entitled to receive $25.0 million on product regulatory approvals in China, double-digit escalating royalties on net product sales and up to six escalating milestone payments when the product candidates reach certain sales thresholds in China.
For the six months ended December 31, 2022 and 2021, respectively, no revenue was recognized in relation to this strategic alliance with Tasly.
TiGenix arrangement
In December 2017, the Group entered into a patent license agreement with TiGenix NV (“TiGenix”), now a wholly owned subsidiary of Takeda Pharmaceutical Company Limited (“Takeda”), which granted Takeda exclusive access to certain of our patents to support global commercialization of the adipose-derived mesenchymal stem cell (“MSC") product, Alofisel® a registered trademark of TiGenix, previously known as Cx601, for the local treatment of fistulae. The agreement includes the right for Takeda to grant sub-licenses to affiliates and third parties. The Group is entitled to further payments up to €10.0 million when Takeda reaches certain product regulatory milestones. Additionally, the Group receives single digit royalties on net sales of Alofisel®.
For the six months ended December 31, 2022 and 2021, the Group earned $0.2 million and $0.2 million, respectively, of royalty income on sales of Alofisel® in Europe by our licensee Takeda.
The Group recognized $Nil in milestone revenue during the six months ended December 31, 2022 in relation to our patent license agreement with Takeda entered into in December 2017. $1.2 million milestone revenue was recognized in the six months ended December 31, 2021. This $1.2 million was recognized with regards to the €1.0 million regulatory milestone payment receivable from Takeda given Takeda received approval to manufacture and market Alofisel® (darvadstrocel) in Japan for the treatment of complex perianal fistulas in patients with non-active or mildly active luminal Crohn’s Disease.
JCR arrangement
In October 2013, the Group acquired all of the culture-expanded, MSC-based assets from Osiris Therapeutics, Inc. (“Osiris”). These assets included assumption of a collaboration agreement with JCR, a research and development oriented pharmaceutical company in Japan. Revenue recognized under this agreement is limited to the amount of cash received or for which the Group is entitled, as JCR has the right to terminate the agreement at any time.
Under the JCR Agreement, JCR is responsible for all development and manufacturing costs including sales and marketing expenses. Under the JCR Agreement, JCR has the right to develop our MSCs in two fields for the Japanese market: exclusive in conjunction with the treatment of hematological malignancies by the use of hematopoietic stem cells derived from peripheral blood, cord blood or bone marrow, or the First JCR Field; and non-exclusive for developing assays that use liver cells for non-clinical drug screening and evaluation, or the Second JCR Field. With respect to the First JCR Field, the Group are entitled to payments when JCR reaches certain commercial milestones and to escalating double-digit royalties. These royalties are subject to possible renegotiation downward in the event of competition from non-infringing products in Japan. With respect to the Second JCR Field, the Group are entitled to a double digit profit share. The Group expanded our partnership with JCR in Japan for two new indications: for wound healing in patients with Epidermolysis Bullosa (“EB”) in October 2018 and for hypoxic ischemic encephalopathy (“HIE”), a condition suffered by newborns who lack sufficient blood supply and oxygen to the brain, in June 2020. The Group will receive royalties on TEMCELL® Hs. Inj. (“TEMCELL”), a registered trademark of JCR product sales for EB and HIE, if and when JCR begins selling TEMCELL for such indications in Japan. The Group apply the sales-based and usage-based royalty exception for licenses of intellectual property and therefore recognizes royalty revenue at the later of when the subsequent sale or usage occurs and the associated performance obligation has been satisfied.
In the six months ended December 31, 2022, the Group recognized $3.2 million in commercialization revenue relating to royalty income earned on sales of TEMCELL in Japan by our licensee JCR, compared with $4.6 million for the six months ended December 31, 2021. These amounts were recorded in revenue as there are no further performance obligations required in regard to these items.
Inventories
Inventories are included in the financial statements at the lower of cost (including raw materials, direct labor, other direct costs and related production overheads) and net realizable value. Pre-launch inventory is held as an asset when there is a high probability of regulatory approval for the product in accordance with IAS 2 Inventories. Before that point, a provision is made against the carrying value to its recoverable amount in accordance with IAS 2 Inventories; the provision is then reversed at the point when a high probability of regulatory approval is determined.
The Group considers a number of factors in determining the probability of the product candidate realizing future economic benefit, including the product candidate’s current status in the regulatory approval process, results from the related pivotal clinical trial, results from meetings with relevant regulatory agencies prior to the filing of regulatory applications, the market need, historical experience, as well as potential impediments to the approval process such as product safety or efficacy, commercialization and market trends.
When a provision is made against the carrying value of pre-launch inventory the costs are recognized within Manufacturing Commercialization expenses. When the high probability threshold is met, the provision will be reversed through Manufacturing Commercialization expenses. As of December 31, 2022, there was $30.4 million of pre-launch inventory recognized on the balance sheet that was fully provided for, compared with $28.9 million at June 30, 2022. For the six months ended December 31, 2022 and the year ended June 30, 2022, $1.6 million and $7.0 million of pre-launch inventory costs have been recognized within Manufacturing Commercialization expenses in relation to the provision against the carrying value of pre-launch inventory. Of the total provision amount, $0.2 million relates to obsolete stock at December 31, 2022 and $0.5 million relates to obsolete stock at June 30, 2022.